UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2020

FIRST AMERICAN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34580	26-1911571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way, Santa Ana, California		92707-5913
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (714) 250-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	FAF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into Material Definitive Agreement.

On May 5, 2020 the stockholders of First American Financial Corporation (the “Company”) approved at the 2020 annual meeting of stockholders the Company’s 2020 Incentive Compensation Plan (the “2020 Plan”).  The 2020 Plan became effective on January 22, 2020 upon its adoption by the Board of Directors of the Company, subject to approval by the Company’s stockholders at the 2020 Annual Meeting of Stockholders.  The 2020 Plan provides for the grant of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares and other stock-based awards to non-employee directors of the Company and officers and eligible employees of the Company and any subsidiaries and affiliates.  The total number of shares that may be delivered pursuant to awards under the 2020 Plan will be 4,300,000 shares, less the number of shares subject to awards granted under the Company’s 2010 Incentive Compensation Plan on or after January 1, 2020 and prior to May 5, 2020.  The 2020 Plan is further described in the Company’s Proxy Statement as filed with the with the Securities and Exchange Commission on March 31, 2020.

The foregoing description of the 2020 Plan is qualified in its entirety by the terms of the First American Financial Corporation 2020 Incentive Compensation Plan, effective January 22, 2020, incorporated herein by this reference to Appendix B to the Company’s Proxy Statement as filed with the Securities and Exchange Commission on March 31, 2020.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of the Company was held on May 5, 2020.  Results of the voting at the meeting are set forth below.

Election of Class I Directors.  The names of the persons who were nominated to serve as Class I directors of the Company for a three-year term are listed below, together with a tabulation of the results of the voting at the annual meeting with respect to each nominee.  All Class I director nominees were elected.

Name of Class III Nominee	Votes For	Votes Withheld	Broker Non-Votes
James L. Doti	89,956,856	783,574	9,959,274
Michael D. McKee	89,780,663	959,767	9,959,274
Thomas V. McKernan	90,065,086	675,343	9,959,274

Advisory Vote on Executive Compensation.  At the meeting, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, with 84,573,639 votes for, 5,255,393 votes against, 911,398 votes abstaining and 9,959,274 broker non-votes.

Approval of the 2020 Incentive Compensation Plan.  The stockholders also approved the Company’s 2020 Incentive Compensation Plan with 82,396,013 votes for, 8,122,028 votes against, 222,388 votes abstaining and 9,959,274 broker non-votes.

Ratification of Independent Public Accountants.  At the meeting, the stockholders of the Company also voted to ratify the Audit Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020, with 99,427,961 votes for, 931,971 votes against, and 339,771 votes abstaining.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	First American Financial Corporation 2020 Incentive Compensation Plan (incorporated by reference to Appendix B to the Proxy Statement on Schedule 14A filed March 31, 2020)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST AMERICAN FINANCIAL CORPORATION

Date: May 6, 2020	By:	/s/ Kenneth D. DeGiorgio
		Name:	Kenneth D. DeGiorgio
		Title:	Executive Vice President

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